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                                Exhibit 10.22


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          REGISTRATION RIGHTS AGREEMENT dated as of February 29, 1996 by and between CIBA-GEIGY LIMITED, a Swiss corporation ("Ciba"), and HEXCEL CORPORATION, a Delaware corporation ("Hexcel").

          WHEREAS Ciba, Ciba-Geigy Corporation, a New York corporation, and Hexcel are parties to the Strategic Alliance Agreement dated as of September 29, 1995 (the "Strategic Alliance Agreement"), as amended;

          WHEREAS Hexcel is simultaneously herewith issuing common stock to Ciba and has agreed to provide certain registration rights therefor pursuant to the Strategic Alliance Agreement;

          WHEREAS Ciba or a Subsidiary thereof may hereafter acquire certain additional securities of Hexcel in accordance with the terms of the Governance Agreement dated as of the date hereof (the "Governance Agreement");

          WHEREAS the parties hereto desire to set forth the terms and conditions relating to the sale by means of public offerings of certain securities of Hexcel owned by Ciba and its affiliates.

          NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. DEFINITIONS. Capitalized terms used herein without definition shall have their respective meanings set forth in the Governance Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "BOARD" means the board of directors of Hexcel.

          "CLOSING" has the meaning set forth in Section 2.01 of the Strategic Alliance Agreement.

          "COMMON STOCK" means the common stock of Hexcel, par value $0.01 per share.

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          "DEMAND REGISTRATION" has the meaning set forth in Section 3(a)
hereof.

          "DEMAND REGISTRATION STATEMENT" has the meaning set forth in
Section 3(a) hereof.

          "EXPIRATION DATE" means the date upon which all Registrable Securities have been sold or can be sold without restriction, including volume and manner of sale restrictions, under the Securities Act.

          "FIRST INSTALLMENT" means the Installment that may be sold by Ciba and the Ciba Entities in whole or in part pursuant to a Registration Statement at any time on or after March 1, 1998.

          "FORM S-3" means Form S-3 under the Securities Act or any successor registration form or any similar registration form that permits, to no lesser extent than permitted by Form S-3, the incorporation by reference of reports filed by Hexcel under the Exchange Act.

          "FOURTH INSTALLMENT" means the Installment that may be sold by Ciba and the Ciba Entities in whole or in part pursuant to a Registration Statement at any time on or after March 1, 2001.

          "INSTALLMENT" means, as to each Installment Date, an aggregate of 25% of the greater of (x) the total number of Shares and (y) the total number of Registrable Securities outstanding as of such Installment Date; PROVIDED that with respect to the Fourth Installment, the term "Installment" means all Registrable Securities.

          "INSTALLMENT DATE" means the date upon which the First Installment, the Second Installment, the Third Installment or the Fourth Installment, as the case may be, may be sold pursuant to a Registration Statement.

          "MANAGING UNDERWRITERS" means the Underwriter or Underwriters that manage or lead an underwritten offering.

          "PIGGYBACK REGISTRATION" has the meaning set forth in Section 3(d) hereof.

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          "PROSPECTUS" means the prospectus included in any Registration
Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all amendments and supplements to the prospectus, including post-effective amendments.

          "REGISTRABLE SECURITIES" means, at any particular time, all Securities then owned beneficially and of record by Ciba and the Ciba Entities.

          "REGISTRATION PERIOD" means the period from March 1, 1998 until the Expiration Date.

          "REGISTRATION STATEMENT" means any registration statement, including a Demand Registration Statement or a Shelf Registration Statement, filed by Hexcel with the SEC under the Securities Act that covers some or all Registrable Securities, and any amendments or supplements thereto, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents and other materials incorporated by reference therein.

          "SECOND INSTALLMENT" means the Installment that may be sold by Ciba and the Ciba Entities in whole or in part pursuant to a Registration Statement at any time on or after March 1, 1999 and any Registrable Securities in respect of the First Installment that have not been sold prior to March 1, 1999 pursuant to a Registration Statement.

          "SECURITIES" means the Shares and any additional shares of Common Stock purchased or otherwise acquired in accordance with the Governance Agreement by Ciba or any Ciba Entity after the Closing or issuable upon exercise, conversion or exchange of any options, rights or securities purchased or otherwise acquired in accordance with the Governance Agreement by Ciba or any Ciba Entity after the Closing.

          "SHARES" means the shares of Common Stock issued by Hexcel at the Closing pursuant to the Strategic Alliance Agreement.

          "SHELF REGISTRATION" means a registration effected pursuant to
Section 2 hereof.

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          "SHELF REGISTRATION STATEMENT" means a "shelf" registration statement on Form S-3 filed by Hexcel pursuant to the provisions of Section 2 hereof with the SEC under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, that covers some or all of the Registrable Securities, and any amendments and supplements to such Registration Statement, including post-effective amendments, and including the Prospectus contained therein, all exhibits thereto and all documents and other materials incorporated by reference therein and any additional such Registration Statements filed as contemplated by
Section 2.

          "THIRD INSTALLMENT" means the Installment that may be sold by Ciba and the Ciba Entities in whole or in part pursuant to a Registration Statement at any time on or after March 1, 2000 and any Registrable Securities in respect of prior Installments that have not been sold prior to March 1, 2000 pursuant to a Registration Statement.

          "UNDERWRITER" means any underwriter of Registrable Securities in connection with an offering thereof pursuant to a Registration Statement.

          SECTION 2. SHELF REGISTRATION. If Hexcel at any time during the Registration Period is eligible to use Form S-3 and then for so long as Hexcel is so eligible, Hexcel shall be subject to the provisions of this Section 2 as follows:

          (a) Hexcel shall prepare and, not later than 60 days prior to March 1, 1998, shall file with the SEC, and thereafter shall use its commercially reasonable efforts to cause to be declared effective under the Securities Act on or prior to March 1, 1998, a Shelf Registration Statement relating to the offer and sale by Ciba and the Ciba Entities of all Registrable Securities permitted to be registered on Form S-3 as part of such Shelf Registration Statement in a manner elected by Ciba and set forth in such Shelf Registration Statement; PROVIDED, HOWEVER, that Ciba and the Ciba Entities may offer and sell pursuant to such Shelf Registration Statement Registrable Securities relating to a given Installment only on or after the Installment Date with respect to such Installment. No securities other than Registrable Securities shall be included in any such initial Shelf Registration Statement or any additional Shelf Registration Statement with respect thereto without the consent of Ciba, which consent shall not be unreasonably withheld.

          (b) Hexcel shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective during the Registration Period.

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          (c)  Without limiting the foregoing, Hexcel shall be deemed not to have made commercially reasonable efforts to keep the Shelf Registration Statement effective during the Registration Period if Hexcel voluntarily takes any action that would result in Ciba or any Ciba Entity not being able to offer and sell Registrable Securities that are then eligible under this Agreement to be offered and sold unless (i) such action is required by applicable law, rule, regulation, or legal proceeding or (ii) such action is consistent with the provisions of Section 5 hereof.

          (d) Subject to Section 5 hereof, if the Shelf Registration Statement ceases to be effective for any reason at any time during the Registration Period, Hexcel shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and shall
(i) within 60 days of such cessation of effectiveness, amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or (ii) file an additional Shelf Registration Statement subsequent to the expired or ineffective Shelf Registration Statement covering the Registrable Securities. If any additional Shelf Registration Statement is filed, Hexcel shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as soon as practicable after such filing and to keep such Shelf Registration Statement continuously effective for the remainder of the Registration Period.

          (e) Subject to Section 5 hereof, Hexcel shall supplement and amend any Shelf Registration Statement if (i) required by the SEC or the rules, regulations or instructions applicable to such Shelf Registration Statement,
(ii) otherwise required by the Securities Act or (iii) reasonably requested by Ciba or by the Managing Underwriters with respect to an underwritten offering of such Registrable Securities.

          (f) As soon as practicable after determining that Registrable Securities permitted to be included on Form S-3 in a Shelf Registration Statement have not been so included, Hexcel shall file a subsequent Shelf Registration Statement covering all such unregistered Registrable Securities that includes a combined Prospectus permitting the inclusion in such Prospectus of all Registrable Securities eligible to be sold thereunder, including Registrable Securities included in a previously filed Registration Statement, PROVIDED that no such subsequent Shelf Registration Statement need be filed for Registrable Securities representing less than 1% of the then outstanding Common Stock unless Ciba informs Hexcel that Ciba or any Ciba Entity currently intends to sell such Registrable Securities.

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          (g)  If at any time or from time to time Ciba or any Ciba Entity desires to sell Registrable Securities in an underwritten offering pursuant to a Shelf Registration Statement, the Managing Underwriters shall be selected by Ciba; PROVIDED that such Managing Underwriters shall be nationally recognized investment banking firms and shall be reasonably satisfactory to Hexcel.

          SECTION 3. DEMAND AND PIGGYBACK REGISTRATIONS. If at any time during the Registration Period Hexcel is not eligible to use Form S-3 then so long as Hexcel is not so eligible Hexcel shall be subject to the provisions of this
Section 3 as follows:

          (a) Subject to Section 5 hereof, upon the written request of Ciba requesting that Hexcel effect the registration under the Securities Act of an offering of that number of Registrable Securities specified by Ciba not to exceed the amount then permitted to be sold as part of the relevant Installment and specifying the holders who plan to participate in such offering and the intended method or methods of disposition of such Registrable Securities, Hexcel shall use its commercially reasonable efforts to effect the registration of the offering of such Registrable Securities under the Securities Act, as soon as practicable (in accordance with such intended method or methods of disposition) (any such registration is hereinafter referred to as a "Demand Registration").

          (b) Hexcel shall not be deemed to have effected a Demand Registration pursuant to this Section 3 unless the applicable Demand Registration Statement is declared effective under the Securities Act.

          (c) If Hexcel shall have previously effected (i) a Demand Registration pursuant to this Section 3, (ii) a Shelf Registration pursuant to
Section 2 hereof or (iii) an underwritten offering pursuant to a Shelf Registration Statement, or if any offering of Registrable Securities is registered in a Piggyback Registration (as hereinafter defined) pursuant to
Section 3(d) hereof and such offering is consummated (without having been reduced in size pursuant to Section 3(d)(ii)), then in each such case Hexcel shall not be required to effect a subsequent Demand Registration until a period of at least 120 days shall have elapsed from (i) the effective date of the Registration Statement used in connection with such previous Shelf, Demand or Piggyback Registration or (ii) the consummation of such underwritten offering pursuant to a Shelf Registration Statement.

          (d) If Hexcel at any time during the Registration Period proposes to register an underwritten public offering for cash or cash equivalents under the

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Securities Act (other than pursuant to a registration statement on Form S-4 or
S-8 or any successor or substantially similar forms), that will include disclosure sufficient to offer its common equity securities (or any security with respect to which common equity securities may be issuable upon exercise, conversion or exchange thereof), Hexcel shall each such time give prompt written notice to Ciba and each Ciba Entity identified in Section 9(h), as updated from time to time, of Hexcel's intention to do so, briefly describing such offering and specifying the form and manner and the other relevant facts involved in such proposed registration (including, if known, the identity of the Managing Underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting). Upon the written request of Ciba delivered to Hexcel within 10 business days after such notice shall have been given to Ciba (which request shall specify the Registrable Securities intended to be disposed of by Ciba and each Ciba Entity and the intended method of disposition thereof), Hexcel shall use its commercially reasonable efforts to include in the registration statement relating to such offering all Registrable Securities (which are then eligible for sale by Ciba and the Ciba Entities pursuant to a Registration Statement) that Hexcel has been so requested to register by Ciba (in accordance with the intended methods of distribution thereof as aforesaid) (such registration being hereafter referred to as a "Piggyback Registration"); PROVIDED, HOWEVER, that:

          (i) Hexcel shall have the right, exercisable in Hexcel's sole and absolute discretion by written notice to Ciba at any time prior to the effectiveness of the Registration Statement filed in connection with such Piggyback Offering, to abandon or delay an offering giving rise to Piggyback Registration rights, without obligation or liability to Ciba and the Ciba Entities (except to the extent of any registration expenses required to be paid by Hexcel pursuant to Section 6 hereof), without prejudice, however, to the right of Ciba to request that such registration be effected immediately as a Demand Registration under and pursuant to the terms of Section 3(a) and subject to the provisions of Sections 3(c) and 5 hereof;

          (ii) if the Managing Underwriter of such proposed Piggyback Registration offering shall advise Hexcel in writing that, in the judgment of such Managing Underwriter, the inclusion in any such offering of some or all of the securities (including Registrable Securities) sought to be registered by Persons other than Hexcel (or, if applicable, the Person whose demand registration rights required the filing of the registration statement relating to such offering) creates a substantial risk that the proceeds or price per security that Hexcel or Persons other than Hexcel will derive from such

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     offering will be reduced and/or that the number of securities included in such offering (including those sought to be included at the insistence of Hexcel and any other Persons entitled to participate in such offering) is too large a number to be reasonably sold, or the Managing Underwriter of such underwritten offering shall inform Hexcel in writing of its opinion that the number of securities to be included in such offering would materially adversely affect its ability to effect such offering (such opinion shall state the reasons therefor and the approximate number of securities that may be included in such offering without such effect), Hexcel shall use its commercially reasonable efforts to register an offering of that number of securities that Hexcel is so advised can be sold in such offering without such risk or effect, which shall consist of the following number of securities sought to be registered by each participant (which term shall include Hexcel, Ciba, each Ciba Entity, and any other Person seeking to include securities in such registration)
     (A) FIRST, the securities Hexcel proposes to sell or, if applicable, the securities proposed to be sold by a participant the exercise of whose demand registration right required the filing of the registration statement, (B) SECOND, the securities, if any, requested to be included by holders of piggyback registration rights granted pursuant to the registration rights agreement between Mutual Series Fund Inc. and Hexcel dated as of February 9, 1995, (C) THIRD, the Registrable Securities requested to be included by Ciba and the Ciba Entities and the securities, if any, requested to be included by "Eligible Holders" pursuant to Hexcel's Registration Rights Agreement for Affiliates dated as of February 9, 1995, pro rata based on the number of securities requested to be included by each such Person and (D) FOURTH, the securities requested to be included by any other Person; and

          (iii) if the Managing Underwriter of such proposed Piggyback Registration offering shall advise Hexcel in writing that, in the judgment of such Managing Underwriter, the inclusion of any Registrable Securities in such offering of a type, class or series, as the case may be, different from that of the securities originally intended to be included in such offering would materially adversely affect the success of the offering of such securities originally intended to be so included, then Hexcel shall promptly advise Ciba thereof and may require, by written notice to Ciba accompanying such advice, that such different Registrable Securities be excluded from such offering to the extent the inclusion thereof could adversely affect such offering.

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          SECTION 4.  REGISTRATION PROCEDURES.  In connection with any
Registration Statement the following provisions shall apply:

          (a)  Hexcel shall furnish to Ciba and each Ciba Entity set forth in
Section 9(h), as updated from time to time, prior to the filing thereof with the SEC, a copy of any Registration Statement (including any preliminary prospectus contained therein), and each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein and shall reflect in each such document, when so filed with the SEC, such comments as Ciba and each Ciba Entity set forth in Section 9(h), as updated from time to time, reasonably may propose.

          (b) Hexcel shall ensure that (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies as to form in all material respects with the Securities Act (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) subject to Section 5 hereof, any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading other than, in the case of clauses (ii) and (iii), any such untrue statement or omission made therein in reliance upon and conformity with written information furnished to Hexcel or its representatives or advisors by or on behalf of Ciba or any Ciba Entity specifically for inclusion therein.

          (c) Hexcel shall promptly advise Ciba and each Ciba Entity set forth in Section 9(h), as updated from time to time, and, if requested by Ciba, promptly confirm such advice in writing:

          (i) when a Registration Statement and any amendment or supplement thereto has been filed with the SEC and when a Registration Statement or any post-effective amendment thereto has become effective;

          (ii) of any request by the SEC for amendments or supplements to any Registration Statement or the Prospectus included therein or for additional information in connection therewith;

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          (iii) of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any actions or proceedings for that purpose;

          (iv) of the receipt by Hexcel of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any action or proceeding for such purpose; and

          (v) to the extent known to Hexcel, of the happening of any event that requires the making of any changes in any Registration Statement or Prospectus so that, as of the date of such event, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

          (d) subject to Section 5 hereof, Hexcel shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

          (e) Hexcel shall furnish to Ciba, without charge, three copies of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if Ciba so requests in writing, all exhibits thereto (including those incorporated therein by reference).

          (f) Hexcel shall furnish Ciba, without charge, copies of any and all transmittal letters or other correspondence with the SEC or any other governmental entity relating to a Registration Statement or the public offering of Hexcel's securities thereunder.

          (g) Hexcel shall, during the Registration Period, deliver to Ciba and each Ciba Entity, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Registration Statement and any amendment or supplement thereto as such Person may reasonably request; and subject to Section 5 below and Ciba's and each Ciba Entity's compliance with its obligations under Section 4(l), Hexcel consents to the use of the Prospectus or any amendment or supplement thereto by each such Person in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

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          (h)  Prior to any offering of Registrable Securities pursuant to any
Registration Statement, Hexcel shall use its commercially reasonable efforts to register or qualify or cooperate with Ciba and each Ciba Entity and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities, Blue Sky or similar laws of such jurisdictions as Ciba reasonably requests in writing and Hexcel shall use its commercially reasonable efforts to do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement; PROVIDED, HOWEVER, that Hexcel shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (i) Hexcel shall cooperate with Ciba and each Ciba Entity to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement in accordance with the Governance Agreement free of any restrictive legends and in such denominations and registered in such names as requested prior to such sales.

          (j) Subject to Section 5 hereof, upon the occurrence of any event contemplated by paragraph (c)(v) above, Hexcel shall use its commercially reasonable efforts to promptly prepare a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, it being understood that the provisions of Section 7 shall apply to any such statement or omission.

          (k) Hexcel shall comply in all material respects with all applicable rules and regulations of the SEC and shall make generally available to Ciba and the Ciba Entities as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

          (l) Each holder of Registrable Securities that plans to participate in a distribution pursuant to a Registration Statement shall furnish to Hexcel such information regarding such Person and its affiliates and the distribution of such Registrable Securities as Hexcel may from time to time reasonably require for

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inclusion in such Registration Statement.  Ciba shall ensure that such information at the time any Registration Statement and any amendment thereto becomes effective, and at the time any Prospectus or supplement thereto previously reviewed by Ciba forming a part of any Registration Statement is delivered in any offering of Registrable Securities, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances which the were made) not misleading. Ciba shall advise Hexcel and, if requested by Hexcel, confirm such advice in writing in the event that Ciba or any Ciba Entity becomes aware of the happening of any event that requires the making of any changes in a Registration Statement or Prospectus so that as of the date of such event the statements therein provided by Ciba and the Ciba Entities specifically for inclusion therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

          (m) Subject to Section 5 below, Hexcel shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement, such information, if any, as the Managing Underwriters, Ciba and Hexcel reasonably agree should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable following notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

          (n) If requested by Ciba in connection with the offering and sale of Registrable Securities pursuant to a Registration Statement, Hexcel shall enter into one or more underwriting agreements with the Managing Underwriters selected in accordance with Section 2(g) above. Any such underwriting agreement shall contain such indemnities and other terms and agreements as are then customarily included in underwriting agreements relating to secondary public offerings; PROVIDED that in no event shall the indemnification provisions and procedures in such underwriting agreements be less favorable to the Managing Underwriters than those contained in Section 7 hereof.

          (o) Hexcel shall (i) make reasonably available for inspection during normal business hours by Ciba, any Underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by Ciba or any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of Hexcel and its

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Subsidiaries; (ii) cause Hexcel's officers, directors and employees to supply all relevant information reasonably requested by Ciba or any such Underwriter, attorney, accountant, agent or representative in connection with any such Registration Statement as is customary for similar due diligence examinations; PROVIDED, HOWEVER, that all such information that is designated in writing by Hexcel as confidential at the time of delivery of such information shall be kept confidential by Ciba and any such Underwriter, attorney, accountant, agent or representative, unless and to the extent that
(x) disclosure is, in the opinion of counsel to the disclosing party, required to be made in connection with a court proceeding or required by law or (y) such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality and other than as a result of a breach of this confidentiality provision; (iii) make such representations and warranties to the holders of Registrable Securities covered by such Registration Statement and the Underwriters, if any, in form, substance and scope as are then customarily made by issuers to Underwriters in underwritten secondary public offerings by an affiliate; (iv) use its commercially reasonable efforts to obtain opinions of counsel to Hexcel and updates thereof addressed to each selling holder of Registrable Securities and the Underwriters in customary form and covering such matters as are then customarily covered in opinions requested in underwritten secondary public offerings by an affiliate and such other matters as may be reasonably requested by the Underwriters; (v) use its commercially reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of Hexcel (and, if necessary, any other independent certified public accountants of any Subsidiary of Hexcel or of any business acquired by Hexcel for which financial statements and financial data are, or are required to be, included in a Registration Statement, it being understood that Ciba shall cooperate with Hexcel in obtaining such letters and updates from the independent certified public accountants for the business acquired by Hexcel pursuant to the Strategic Alliance Agreement), addressed to each holder of Registrable Securities and the Underwriters, if any, in customary form and covering matters of the type then customarily covered in "cold comfort" letters in connection with underwritten secondary public offerings by an affiliate; and (vi) deliver such documents and certificates as may be reasonably requested by Ciba and the Managing Underwriters, if any, including any customary condition contained in the underwriting agreement entered into by Hexcel at Ciba's request. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this
Section 4(o) shall to the extent applicable be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting agreement as and to the extent required thereunder.

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          (p)  Hexcel shall not be obligated to effect more than (i) an aggregate of two underwritten offerings or Demand Registrations pursuant to this Agreement in any twelve month period or (ii) an aggregate of six underwritten offerings or Demand Registrations pursuant to this Agreement during the entire Registration Period, PROVIDED that no (A) underwritten offering or Demand Registration that is not completed due to a postponement pursuant to Section 5 or (B) Piggyback Registration shall be included in any calculation for purposes of this sentence.

          SECTION 5.  SUSPENSION OF OFFERINGS IN CERTAIN CIRCUMSTANCES.
(a) BUSINESS DEVELOPMENT DETERMINATION. Hexcel shall be entitled for the period referred to below to postpone the filing of any Registration Statement or the taking of any other action otherwise required to be prepared, filed or taken by it pursuant to Sections 2, 3(a) or 4 hereof and/or to direct the suspension of any public offering, sale or distribution of Registrable Securities pursuant to this Agreement if the Independent Directors determine in good faith that any disclosure that would be required in connection therewith would have a material adverse effect on Hexcel and its Subsidiaries taken as a whole or any financing, acquisition, disposition, merger, business combination, corporate reorganization, or other transaction or development involving Hexcel or any Subsidiary of Hexcel (a "Business Development Determination"). Such postponement or direction (a "Business Development Period") shall continue until such time as the Independent Directors determine that the preparation and/or filing of such Registration Statement or the taking of any such action and/or such public offering, sale or distribution would no longer have such a material adverse effect. During the pendency of any Business Development Period, Ciba shall provide prompt written notice to Hexcel whenever it has a present bona fide intention to offer Registrable Securities hereunder (a "Bona Fide Notice"). During the pendency of any Business Development Period and during any period thereafter during which Hexcel is prevented from making a Business Development Determination, Ciba shall provide prompt written notice to Hexcel whenever it ceases to have a present bona fide intention to offer Registrable Securities (a "Cessation Notice"). Each day commencing with the day on which a Bona Fide Notice is delivered and ending on the day on which a Cessation Notice is delivered shall be referred to as a "Blackout Day". Any particular Business Development Period shall not continue for more than 90 Blackout Days and there shall not be more than 150 Blackout Days in any 365-day period. If a Shelf Registration Statement is not in effect at and after the end of a Business Development Period and Ciba, having delivered a Bona Fide Notice, was prevented from offering Registrable Securities hereunder because of the pendency of such Business Development Period, Hexcel shall not make another Business Development Deter-mination until the earlier of the consummation of the offering that was previously postponed because of such Business Development Period or the delivery of a Cessation Notice. If a Shelf Registration Statement is in effect at and after the end of a Business Development Period that includes a Blackout Day, Hexcel shall not make another Business Development Determination within 45 days of the expiration of such Business Development Period unless Ciba earlier delivers a Cessation Notice. Hexcel shall, as promptly as practicable, give Ciba written notice of any Business Development Determination. Ciba and the Ciba Entities shall be obligated to suspend any public offering, sale or distribution of Registrable Securities in accordance with Hexcel's directions and for the period provided in this Section 5(a).

          (b) RULE 10b-6 ELECTION. In the event that Hexcel or a Subsidiary of Hexcel plans to repurchase or bid for securities of Hexcel in the open market on a private solicited basis or otherwise and the Independent Directors determine that any such repurchase or bid may not under Rule 10b-6 under the Securities Act ("Rule 10b-6") be commenced or consummated due to the existence of a "distribution" (within the meaning of Rule 10b-6, but including in any event any offers or sales under any Registration Statement filed pursuant to this Agreement) and/or the possible commencement of a distribution by Ciba or the Ciba Entities, Hexcel shall be entitled to postpone taking any action otherwise required to be taken by it pursuant to Sections 2, 3(a) or 4 above and/or direct that Ciba and the Ciba Entities suspend such distribution and/or postpone any distribution that has not yet been commenced (a "Rule 10b-6 Election"), and Ciba and the Ciba Entities shall be obligated to suspend or postpone such distribution for such period as the Board shall specify in such request, except that the suspension or postponement relating to any particular Rule 10b-6 Election shall not exceed 60 days nor shall the aggregate suspensions or postponements relating to all Rule 10b-6 Elections during any twelve month period exceed 90 days, at the end of each of which periods Hexcel shall suspend all bids or repurchases by it that gave rise to the Rule 10b-6 Election. No Rule 10b-6 Election shall occur within 60 days of the expiration of a postponement or suspension caused by another Rule 10b-6 Election. Hexcel shall, as promptly as practicable, give Ciba and the Ciba Entities set forth in
Section 9(h), as updated from time to time, written notice of any such Rule 10b-6 Election. As promptly as practicable after the time that the Independent Directors determine that Ciba and the Ciba Entities may commence or recommence their distribution without causing Hexcel or such Subsidiary to be in violation of Rule 10b-6, Hexcel shall give Ciba and the Ciba Entities set forth in Section 9(h), as updated from time to time, written notice of such determination.

          SECTION 6. REGISTRATION EXPENSES. Hexcel shall bear all costs and expenses incurred by it in connection with the performance of its obligations under Sections 2, 3 and 4 hereof (other than SEC and Blue Sky filing fees) including fees and disbursements of its counsel and accountants and printing expenses. Ciba shall pay all SEC and Blue Sky filing fees incurred in connection with the registration of Registrable Securities in accordance with this Agreement and all other expenses incurred in connection with the registration, offering and sale of Registrable Securities, including the fees and disbursements of counsel for Ciba and the Ciba Entities.

          SECTION 7. INDEMNIFICATION AND CONTRIBUTION. (a) INDEMNIFICATION OF CIBA AND THE CIBA ENTITIES. In the case of any offering or sale of Registrable Securities covered by this Agreement, Hexcel shall indemnify and hold harmless Ciba, the Ciba Entities and each person affiliated with or retained by Ciba and the Ciba Entities and who may be subject to liability under any applicable securities laws, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law of the United States of America or political subdivision thereof, or any other country or political subdivision thereof or otherwise, including, subject to Section 7(c) below, any amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under customary indemnification or contribution provisions of any underwriting agreement entered into by Ciba or the Ciba Entities in connection with any offering or sale of Registrable Securities pursuant to this Agreement), and shall, subject to Section 7(c) below, promptly reimburse them, as and when incurred, for any reasonable legal fees, disbursements and other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or in any preliminary or final Prospectus included therein) relating to the offering and sale of such Registrable Securities, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading; PROVIDED, HOWEVER, that Hexcel will not be liable in any case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to Hexcel or its representatives or advisors by or on behalf of Ciba or any such Ciba Entity specifically for inclusion therein or in any amendment thereof or supplement thereto, including any such information furnished pursuant to Section 4(l) hereof.

          (b) INDEMNIFICATION OF HEXCEL. In the case of each offering or sale of Securities covered by this Agreement, Ciba shall indemnify and hold harmless Hexcel and each person, if any, who controls Hexcel within the meaning of
Section 15 of the Securities Act, each person affiliated with or retained by Hexcel and who may be subject to liability under any applicable securities laws, and each of Hexcel's directors and those officers of Hexcel who shall have signed any Registration Statement, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law of the United States of America or political subdivision thereof, or any other country or political subdivision thereof or otherwise, including, subject to Section 7(c) below, any amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under customary indemnification or contribution provisions of any underwriting agreement entered into in connection with any offering or sale of Registrable Securities pursuant to this Agreement), and shall, subject to Section 7(c) below, promptly reimburse them, as and when incurred, for any reasonable legal fees, disbursements and other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or in any preliminary or final Prospectus included therein) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances in which they were made) not misleading; PROVIDED, HOWEVER, that Ciba shall not be liable in any case, except to the extent such loss, claim, damage, liability or action arises out of or is based upon written information furnished to Hexcel or its representatives or advisors by or on behalf of Ciba or any Ciba Entity specifically for inclusion in any Registration Statement or any preliminary Prospectus or Prospectus contained in such Registration Statement, or in any amendment thereof or supplement thereto, including any such information furnished pursuant to
Section 4(l).

          (c) PROCEDURE FOR INDEMNIFICATION. Each party indemnified under paragraph (a) or (b) of this Section 7, shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indem-nifying party of such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 7, except to the extent that the indemnifying party was or is actually prejudiced thereby, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party to the extent the indemnifying party has not actually been prejudiced thereby. In case any such action shall be brought against any indemnified party and such indemnified party shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. If the indemnifying party so assumes the defense thereof, it may not agree to any settlement of any such action as the result of which any remedy or relief, other than monetary damages for which the indemnifying party shall be responsible hereunder, shall be applied to or against the indemnified party, without the prior written consent of the indemnified party. An indemnifying party may not assume or jointly assume the defense of an action if in the reasonable judgment of the indemnified party a conflict of interest may exist between the indemnifying party and such indemnified party with respect to such action. An indemnifying party who is not entitled to, who elects not to, or who has not appointed counsel reasonably satisfactory to the indemnified party within a reasonable time to, assume the defense of an action shall be obligated to pay the fees and expenses of counsel for the indemnified party; PROVIDED that the indemnifying party shall not be obligated to pay the fees and the expenses of more than one counsel (plus local counsel if reasonably necessary) for all parties who may be indemnified by such indemnifying party with respect to such action, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other indemnified party with respect to such action. If the indemnifying party does not assume the defense of an action, it shall be bound by any settlement to which the indemnified party agrees, irrespective of whether the indemnifying party consents thereto PROVIDED, that if the indemnifying party does not assume the defense of action because of a conflict of interest that prevented it from doing so, then the indemnifying party shall be bound by any settlement to which the indemnified party agrees and to which the indemnifying party consents (which consent shall not be unreasonably withheld). If any settlement of any claim is effected by the indemnified party prior to commencement of any action relating thereto, the indemnifying party shall be bound thereby only if it has consented in writing thereto. In any action with respect to which the indemnifying party has assumed the defense thereof, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, PROVIDED that the indemnifying party shall be relieved of the obligation hereunder to reimburse the indemnified party for the costs thereof.

          SECTION 8. CIBA TO CAUSE COMPLIANCE. Ciba shall cause each Ciba Entity to perform its obligations hereunder and otherwise to act consistently with Ciba's obligations hereunder and shall be liable for the failure of any Ciba Entity (other than a Ciba Entity that ceases to be a Ciba Entity for purposes of the Governance Agreement in accordance with Section 4.01(b) of the Governance Agreement, provided that such entity agrees to become a party to, and to be bound by the terms and provisions of, this Agreement) to do so.

          SECTION 9. MISCELLANEOUS. (a) NO INCONSISTENT AGREEMENTS. Hexcel has not as of the date hereof taken any actions in accordance with or entered into, and except as expressly permitted by Section 5 hereof, Hexcel shall not from the date hereof until the expiration of the Registration Period take any actions in accordance with or enter into, any agreement or arrangement with respect to any class of its securities that limits or interferes with or is inconsistent with the rights granted to Ciba and the Ciba Entities herein or otherwise conflicts with the provisions hereof.

          (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may be amended, qualified, modified or supplemented only by means of a written instrument executed by the affected party or parties (it being understood that any such amendment executed by Ciba shall bind all Ciba Entities, and no Ciba Entity may execute any such instrument without Ciba's consent).

          (c) ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by Hexcel, Ciba or any Ciba Entity except that (i) Ciba may assign any or all of its rights, interests, and obligations under this Agreement to any direct or indirect wholly owned Subsidiary of Ciba and, such Subsidiary may assign any or all of its rights, interests and obligations under this Agreement to another such Subsidiary or to Ciba, but no such assignment shall relieve Ciba of any of its obligations under this Agreement, and (ii) any Ciba Entity holding Registrable Securities that ceases to be a Ciba Entity in accordance with Section 4.01(b) of the Governance Agreement shall continue to be deemed a Ciba Entity for purposes of this Agreement until all Registrable Securities held by such Ciba Entity can be sold without restriction, including volume and manner of sale restrictions, under the Securities Act (it being understood that after such time Hexcel shall have no further obligation to such Ciba Entity under this Agreement). Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against, the parties and their respective successors and assigns. Any attempted assignment or transfer in violation of this Section 9(c) shall be void.

          (d) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be considered one and the same agreement, it being understood that the parties need not sign the same counterpart.

          (e) INTERPRETATION. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Whenever the words "included", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation".

          (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

          (g) CONSENT TO JURISDICTION. Each of Hexcel and Ciba irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the borough of Manhattan in the City of New York, or if such court does not have jurisdiction, the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of Hexcel and Ciba further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Section 9(h) (as it may be changed from time to time) shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of Hexcel and Ciba irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the United States District Court for the Southern District of New York or (b) the Supreme Court of the State of New York, New York County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

          (h) NOTICES. All notices, requests and other communications hereunder shall be in writing (including fax) and shall be sent, delivered or mailed, addressed, or faxed:

          (a)  if to Hexcel, to:

            Hexcel Corporation
            5794 West Las Positas Boulevard
            Pleasanton,CA 94588
            (T) (510) 847-9500
            (F) (510) 734-8611

            Attention of Rodney P. Jenks, Esq.

            with a copy to:

            Alan C. Myers, Esq.
            Skadden, Arps, Slate, Meagher & Flom
            919 Third Avenue
            New York, NY 10022
            (T) (212) 735-3000
            (F) (212) 735-2000

          (b) if to Ciba, to:

            Ciba-Geigy Limited
            CH 4002
            Basle, Switzerland
            (T) (41) 61 697-4750
            (F) (41) 61 697-8253

            Attention of Mr. John M.D. Cheesmond
            with copies to:

            Ciba-Geigy Corporation
            520 White Plains Road
            P.O. Box 2005
            Tarrytown, NY 10591-9005
            (T) (914) 785-2000
            (F) (914) 785-2844

            Attention of Mr. Stanley Sherman and
            John J. McGraw, Esq.

            and

            Ciba-Geigy Limited
            CH4002
            Basle, Switzerland
            (T) (41) 696-5107
            (F) (41) 696-4677

            Attention of Dr. Peter Rudolf

            and

            Philip A. Gelston, Esq.
            Cravath, Swaine & Moore
            825 Eighth Avenue
            New York, NY 10019
            (T) (212) 474-1548
            (F) (212) 474-3700

          (c)  if to the Ciba Entities, to:


Each such notice, request or other communication shall be given (i) by hand delivery, (ii) by nationally recognized courier service or (iii) by fax, receipt confirmed. Each such notice, request or communication shall be effective (A) if delivered by hand or by nationally recognized courier service, when delivered at the address specified in this Section 9(h) and (B) if given by fax, when such fax is transmitted to the fax number specified in this Section 9(h), and the appropriate confirmation is received.

The information set forth in this Section 9(h) as to Hexcel, Ciba and the Ciba Entities may be amended or updated at any time and from time to time by Hexcel, Ciba or the relevant Ciba Entity (including any additional or subsequent Ciba Entities), as the case may be.

          (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          IN WITNESS WHEREOF, Ciba, on behalf of itself and the Ciba Entities, and Hexcel by their duly authorized representatives have caused this Agreement to be executed as of the day and year first above written.


                                        CIBA-GEIGY LIMITED,

                                        by /s/ JOHN M.D. CHEESMOND
                                           ------------------------------------
                                           Name:   John M.D. Cheesmond
                                           Title:  Head of Regional

                                        by /s/ PETER RUDOLF
                                           ------------------------------------
                                           Name:   Peter Rudolf
                                           Title:  Senior Division Counsel


                                        HEXCEL CORPORATION,

                                        by /s/ STEPHEN C. FORSYTH
                                           ------------------------------------
                                           Name:   Stephen C. Forsyth
                                           Title:  Vice President